NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Value Fund

Supplement dated August 13, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately the information under the section entitled “Portfolio Managers” on page 4 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Dimensional
Karen Umland, CFA	Senior Portfolio Manager and Vice President	Since 2012
Joseph H. Chi, CFA	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President	Since 2012
Jed S. Fogdall	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President	Since 2012
Henry F. Gray	Head of Global Equity Trading and Vice President	Since 2012
Bhanu P. Singh	Senior Portfolio Manager and Vice President	Since 2015
Mary Phillips, CFA	Senior Portfolio Manager and Vice President	Since 2015
JPMorgan
Gerd Woort-Menker	Managing Director and Lead Portfolio Manager	Since 2008
Jeroen Huysinga	Managing Director and Lead Portfolio Manager	Since 2008
Georgina Perceval Maxwell	Managing Director and Lead Portfolio Manager	Since 2008

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE